UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2018 (June 15, 2018)

DGSE COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13022 Preston Road

Dallas, Texas 75240

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (972) 587-4049

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2018, the Company held its 2018 annual meeting (the “Annual Meeting”) of stockholders (the “Stockholders”) at the Holiday Inn at 6055 LBJ Freeway, Dallas, TX 75240. The matters submitted to the Stockholders for a vote at the Annual Meeting were set forth in the Company’s Definitive Proxy Statement on Schedule DEF 14A, which was filed with the Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”) and distributed to the Stockholders. Stockholders representing 25,461,856 or 94.57%, of the shares of the Common Stock, outstanding and entitled to vote as of the record date, April 27, 2018, were represented at the meeting either in person or by proxy.

The matters proposed to the Stockholders for a vote were: (i) the election of each of John R. Loftus, Joel S. Friedman, Jim R. Ruth, Alexandra C. Griffin and Allison M. DeStefano as members of the Company’s Board of Directors; (ii) the ratification of the Company’s appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (iii) to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one through two.

The final voting results of the Annual Meeting are set forth below.

Proposal One

The nominees named in the Proxy Statement (the “Proxy Statement Nominees”) were elected to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors are duly-elected and qualified (or until their death, resignation or removal, if earlier). The Proxy Statement Nominees were the only nominees to receive votes for their election at the meeting, and the Proxy Statement Nominees constitute the five nominees receiving the highest number of votes in favor of their election as directors. The results of the vote with respect to their respective elections were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John R. Loftus	19,515,533	16,232	5,930,091
Joel S. Friedman	19,513,257	18,508	5,930,091
Jim R. Ruth	19,515,533	16,232	5,930,091
Alexandra C Griffin	19,515,610	16,155	5,930,091
Allison M. DeStefano	19,511,573	20,192	5,930,091

Proposal Two

The proposal to ratify the Company’s appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,277,283	11,731	172,842	0

Proposal Three

The proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one through two was approved by the following vote. It was not necessary to adjourn the Annual Meeting as proposals one through two were approved at the Annual Meeting.

Votes For	Votes Against	Abstentions
25,402,692	44,932	14,232

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ BRET A. PEDERSEN
Bret A. Pedersen
Chief Financial Officer
(Principal Accounting Officer)

Date: June 18, 2018